UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2005
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices)           (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On October 6, 2005, Midway Games Inc. issued restricted stock to members of management, including to its President and Chief Executive Officer; Executive Vice President—Finance, Treasurer and Chief Financial Officer; Senior Vice President—Worldwide Studios; and Senior Vice President—Marketing and Chief Marketing Officer. The restricted stock was issued under Midway Games Inc.’s 2005 Long-Term Incentive Plan (“LTIP”). Some or all of the restricted stock is subject to forfeiture if specified levels of operating income are not attained. A copy of the form of restricted stock agreement is attached to this report as Exhibit 10.1. Exhibit 10.1 is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
October 7, 2005	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement